DISCONTINUED OPERATIONS (The condensed cash flows of Super TV) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net cash provided by operating activities	$ 18,278	$ 22,847	$ 17,601
Net cash provided by/(used in) investing activities	(206)	2,507	(2,668)
Net cash provided by financing activities	5,015
Effect of exchange rate changes on cash and cash equivalents	$ (2,041)	$ (1,752)	$ (1,565)